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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
                                (Amendment No. 2)

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): March 15, 2005 (February 4,
2005)

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                         Triple-S Management Corporation
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             (Exact name of registrant as specified in this charter)



         Puerto Rico                     000-49762             66-0555678
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(State or other jurisdiction of     (Commission File No.)     (IRS Employer
      incorporation)                                        Identification No.)


1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico           00920
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (787) 749-4949
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Appointment of Director.

         On December 27, 2004 Triple-S Management Corporation (the "Corporation") filed a Current Report on Form 8-K relating to the December 6, 2004 appointment of Mr. Juan E. Rodriguez Diaz, Esq. ("Mr. Rodriguez Diaz") by the Board of Directors of the Corporation, as director of the Corporation. As of that date, Mr. Rodriguez Diaz had not been named to serve in any committee of the Board of Directors.

         On January 31, 2005, Mr. Rodriguez Diaz was appointed to serve on the Resolutions and Regulations Committee of the Board of Directors of the Corporation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                    TRIPLE-S MANAGEMENT CORPORATION



                                    By: /s/ Ramon Ruiz-Comas
                                        ------------------------------
                                        Ramon Ruiz-Comas
                                        President & CEO

Date: March 15, 2005

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